ETF Opportunities Trust

T-REX 2X Long SNDK Daily Target ETF (SNDU)
(the “Fund”)
Supplement dated May 14, 2026
to the Prospectus and Statement of Additional Information (“SAI”),
each dated March 11, 2026

The Board of Trustees (the “Board”) of ETF Opportunities Trust (the “Trust”) has approved a stock split for the T-REX 2X Long SNDK Daily Target ETF at a proposed split ratio of 3:1. Shareholders will receive 3 shares for every 1 share held. The Creation Unit size for the Fund will remain at 10,000 shares per unit.

The stock split will be effectuated after the close of trading on June 5, 2026. Shares of the Fund will begin trading on a split-adjusted basis on June 8, 2026.

This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. The Prospectus and SAI have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 833-759-6110.
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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE